Exhibit 10(j)

THIRD AMENDMENT TO STOCK PLEDGE AGREEMENT

This Third Amendment to Stock Pledge Agreement (this “Amendment”) is entered into as of March 7, 2014, among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), each of the other entities listed on the signature pages hereof as Pledgors, and The Bank of New York Mellon Trust Company, N.A., as collateral trustee for the Secured Parties (in such capacity, the “Collateral Trustee”).

RECITALS

WHEREAS, reference is made to that certain Stock Pledge Agreement, dated as of March 3, 2009, by the Company and the other Pledgors in favor of the Collateral Trustee, as amended by that certain First Amendment to Stock Pledge Agreement, dated as of May 8, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Second Amendment to Stock Pledge Agreement, dated as of June 15, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement, dated as of May 15, 2013 and executed by the pledgors party thereto, as amended by that certain Pledge Amendment to the Stock Pledge Agreement, dated as of May 15, 2013, between the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement, dated as of October 1, 2013 and executed by the pledgors party thereto, as amended by that certain Pledge Amendment to the Stock Pledge Agreement, dated as of October 1, 2013, by the Company and the Collateral Trustee (as so amended, the “Stock Pledge Agreement”);

WHEREAS, pursuant to that certain Letter of Credit Facility Agreement (the “LC Facility Agreement”), dated as of March 7, 2014, among the Company, certain financial institutions party thereto as letter of credit participants and letter of credit issuers (in such capacity, the “LC Issuers”) and Barclays Bank PLC, as administrative agent, the LC Issuers have agreed to issue letters of credit for the account of the Company on the terms set forth in such LC Facility Agreement;

WHEREAS, the Secured Obligations in respect of which a security interest i n the Collateral was created by the Stock Pledge Agreement is limited to only the obligations in respect of the:

(a)Fourteenth Supplemental Indenture to the Base Indenture, dated as of November 21, 2011, by and among the Company, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and the guarantors party thereto and relating to the Company’s 6.250% Senior Secured Notes due 2018 (the “2018 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, and the Twenty Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the “Fourteenth Supplemental Indenture”);

(b)Fifteenth Supplemental Indenture to the Base Indenture, dated as of October 16, 2012, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.75% Senior Secured Notes due 2020 (the “2020 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, and the Twenty Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the “Fifteenth Supplemental Indenture”);

(c)Seventeenth Supplemental Indenture to the Base Indenture, dated as of February 5, 2013, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.500% Senior Secured Notes due 2021 (the “4.500% 2021 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, and the Twenty Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the “Seventeenth Supplemental Indenture”);

(d)Twentieth Supplemental Indenture to the Base Indenture, dated as of May 30, 2013, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.375% Senior Secured Notes due 2021 (the “4.375% 2021 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, and the Twenty Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the “Twentieth Supplemental Indenture”);

(e)Indenture dated as of September 27, 2013 (the “2013 Base Indenture”), between THC Escrow Corporation and the Trustee (as supplemented on October 1, 2013 by the first supplemental indenture thereto by and among the Company , the Trustee, and the guarantors party thereto (collectively, the “2013 Indenture”)), pursuant to which the 6.00% Senior Secured Notes due 2020 were issued (the “6.000% 2020 Notes” and, together with the 4.375% 2021 Notes, the 4.500% 2021 Notes, the 2020 Notes and the 2018 Notes are collectively referred to herein as the “Notes”); and

(f)the Guarantees i n respect of the Notes,

WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to and have agreed to amend the Stock Pledge Agreement to include within the Secured Obligations the obligations in respect of the LC Facility Agreement, in each case to be designated as and entitled to the benefits of being First-Priority Stock Secured Debt (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.

WHEREAS, the sole effect of this Amendment is to secure additional debt of the Company that is permitted by the terms of the Collateral Trust Agreement to be secured by the Collateral and to add references to such debt and the documents governing such debt, and that as such, pursuant to:

(a)Section 7.1 of the Stock Pledge Agreement;

(b)Section 7.1 of the Collateral Trust Agreement;

(c)Article VII of each of the Fourteenth Supplemental Indenture, Fifteenth Supplemental Indenture, Seventeenth Supplemental Indenture and Twentieth Supplemental Indenture, and Section 902 of the 2013 Indenture, this Amendment may be entered into by the Company, the other pledgors party hereto and the Collateral Trustee without (i) the consent of the holders of the Notes or (ii) direction to the Collateral Trustee by an Act of Required Stock Secured Debtholders (as defined in the Collateral Trust Agreement); and

WHEREAS, unless otherwise indicated, capitalized terms used herein without definition have the meanings ascribed to such terms in the Stock Pledge Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each other Pledgor signatory hereto hereby agrees with the Collateral Trustee as follows:

1.Section References.    Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Stock Pledge Agreement.

2.Amendments to Section 1.1.   Section 1.1 of the Stock Pledge Agreement is hereby amended by amending and restating the defined terms “Secured Obligations” and “Secured Parties” in their entirety and by adding the defined terms “Event of Default”,  “LC Facility Agreement”,  “Guarantee Agreement”,  “LC Obligations”,  “LC Guarantees” and “2013 Indentures” to Section 1.1 in alphabetical order, in each case as set forth below (all other defined terms contained therein remain unchanged and to the extent that definitions contained in this Section 2 conflict with definitions contained in the Stock Pledge Agreement, the definitions contained in this Section 2 shall control):

“Event of Default” means an Event of Default, as such term is defined in any Indenture, any 2013 Base Indenture, the LC Facility Agreement or any other First-Priority Stock Lien Document (as such term is defined in the Collateral Trust Agreement).

“Guarantee Agreement” means that certain Guarantee Agreement, dated as of March 7, 2014, among the Company, the guarantors party thereto, the LC Participants, the LC Issuers and the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“LC Facility Agreement” means that certain Letter of Credit Facility Agreement, dated as of March 7, 2014, among the Company, certain financial institutions party thereto from time to time as LC Participants (the “LC Participants”) and Issuers (the “LC Issuers”) and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), as the same may be amended, restated , supplemented or otherwise modified from time to time.

“LC Obligations” means the “Obligations” as defined in the LC Facility Agreement.

“LC Guarantees” means guarantees in respect of the LC Obligations pursuant to the Guarantee Agreement.

“Secured Obligations” means (i) Obligations in respect the Notes and the Note Guarantees and (ii) LC Obligations and obligations under the LC Guarantees.

“Secured Parties” means the (i) Holders of the Notes, (ii) the LC Participants, LC Issuers and Administrative Agent under the LC Facility Agreement and any other holders of LC Obligations, (iii) the Trustee under each Indenture and each 2013 Indenture and (iv) the Collateral Trustee.

“2013 Indentures” means the Indenture dated as of September 27, 2013 (the “2013 Base Indenture”), between THC Escrow Corporation and the Trustee (as supplemented on October 1, 2013 by the first supplemental indenture thereto by and among the Company, the Trustee, and the guarantors party thereto) and all other indentures supplemental to the 2013 Base Indenture that are designated as and entitled to the benefits of being FirstPriority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.

3.Amendments to Section 5.3.  Section 5.3(b) of the Stock Pledge Agreement is hereby amended by deleting the words “under the Indentures” at the end thereof.

4.Amendments to Section 7.1.  Section 7.1 of the Stock Pledge Agreement is hereby amended and restated in its entirety as follows:

None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Article Nine of the Base Indenture, as supplemented by Article Seven of each Supplemental Indenture, Section 9.02 of the 2013 Base Indenture, Section 11.1 of the LC Facility Agreement and corresponding provisions of any First-Priority Stock Lien Document (as such term is defined in the Collateral Trust Agreement); provided,  however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex I (Form of Pledge Amendment) and Annex 2 (Form of Joinder Agreement) respectively, i n each case duly executed by the Col lateral Trustee and each Pledgor directly affected thereby.

5.Amendments to Section 7.11.  Section 7.11(b) of the Stock Pledge Agreement is hereby amended by adding the words “, the 2013 Indentures, the LC Facility Agreement and each First-Priority Stock Lien Document (as such term is defined in the Collateral Trust Agreement)” at the end thereof.

6.Conditions Precedent.  The effectiveness of this Amendment is subject to the Collateral Trustee’s receipt of each of the following:

(a)this Amendment, duly executed and delivered by the Company, each other Pledgor party hereto and the Collateral Trustee;

(b)an Officers’ Certificate (as defined in the Collateral Trust Agreement) to the effect that this Amendment will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement); and

(c)an opinion of counsel of the Company to the effect that the Collateral Trustee’s execution of this Amendment is authorized and permitted by the Collateral Trust Agreement.

7.Reference to Stock Pledge Agreement.  The Stock Pledge Agreement and the Related Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Stock Pledge Agreement or the Related Documents, are hereby amended so that any reference therein to the Stock Pledge Agreement, whether direct or indirect, shall mean a reference to the Stock Pledge Agreement as amended hereby.

8.Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

9.Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.Governing Law.  THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

11.Limited Effect.  Except to the extent specifically amended or modified hereby, the provisions of the Stock Pledge Agreement shall not be amended, modified, impaired or otherwise affected hereby.

12.Responsibility of the Collateral Trustee.  The Collateral Trustee is not responsible for the validity or sufficiency of this Amendment or the recitals contained herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

TENET HEALTHCARE CORPORATION, as a Pledgor

By:	/s/ Tyler C. Murphy
Name: Tyler C. Murphy
Title: Treasurer

[Signature Page to Third Amendment to Stock Pledge Agreement]

American Medical (Central), Inc.,
AMI Information Systems Group, Inc.,
Amisub (Heights), Inc.,
Amisub (Hilton Head), Inc.,
Amisub (Twelve Oaks), Inc.,
Amisub of Texas, Inc.,
Brookwood Health Services, Inc.,
Coral Gables Hospital, Inc.,
Cypress Fairbanks Medical Center, Inc.,
Fmc Medical, Inc.,
Lifemark Hospitals, Inc.,
Ornda Hospital Corporation
SRRMC Management, Inc.
Tenet California, Inc.,
Tenet Florida, Inc.,
Tenet Healthsystem CFMC, Inc.,
Tenet Healthsystem Healthcorp,
Tenet Healthsystem Holdings,
Tenet Healthsystem Medical, Inc.,
Tenet Healthsystem Philadelphia, Inc.,
Tenet Hospitals, Inc.,
Tenet Louisiana, Inc.,
Tenet Missouri, Inc.,
Tenet Physician Services -Hilton Head, Inc.,
Tenet Texas, Inc.,
Tenetsub Texas, Inc.,
VHS Of Phoenix, Inc.
Vanguard Health Financial Company, LLC
Vanguard Health Holding Company I, LLC
Vanguard Health Holding Company II, LLC
Vanguard Health Management, Inc.
Vanguard Health Systems, Inc.
VHS Of Michigan, Inc.
each as a Pledgor

By:	/s/ Tyler C. Murphy
Name: Tyler C. Murphy
Title: Treasurer

[Signature Page to Third Amendment to Stock Pledge Agreement]

Accepted and Agreed

as of the date first above written:

The Bank of New York Mellon Trust Company, N.A.,

as Collateral Trustee

By:	/s/ Melonee Young
Name: Melonee Young
Title: Vice President

[Signature Page to Third Amendment to Stock Pledge Agreement]